SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                           FORM 8-K

                        CURRENT REPORT
              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934

               Date of Report: January 26, 1996

        Date of earliest event report: January 26, 1996


                    CPC International Inc.
    (Exact name of registrant as specified in its charter)

Delaware                      1-4199                 36-2385545
(State of other          (Commission File      (I.R.S. Employer
jurisdiction of              Number)           identification
                                                    Number)


International Plaza, P.O. Box 8000,
Englewood Cliffs, New Jersey                              07632
(Address of principal executive offices)             (Zip Code)


                        (201) 894-4000
     (Registrant's telephone number, including area code)

















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Item 5.     Other Events

            Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 33-65171) filed by CPC International Inc. (the "Company") with the Securities and Exchange Commission relating to the Company's Debt Securities.

Item 7.     Financial Statements and Exhibits

(c)         Exhibits.

Exhibit 1.2    - Selling Agency Agreement dated January 26, 1996
                  between the Company and Merrill Lynch & Co.,
                  Merrill Lynch, Pierce, Fenner & Smith Incorpo-rated, and Salomon Brothers Inc

Exhibit 4.4    - Form of Fixed Rate Medium-Term Note, Series D

Exhibit 4.5    - Form of Floating Rate Medium-Term Note, Series D

                                SIGNATURES


            Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CPC International Inc.


                                    By /s/ James E. Healey
                                      ---------------------------
                                      Name: James E. Healey
                                      Title: vice President and Treasurer


Date:  January 26, 1996

                               Exhibit Index


Exhibit No.


Exhibit 1.2    - Selling Agency Agreement dated
                  January 26, 1996 between the Company and
                  Merrill Lynch & Co., Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated, and
                  Salomon Brothers Inc

Exhibit 4.4    - Form of Fixed Rate Medium-Term Note,
                  Series D

Exhibit 4.5    - Form of Floating Rate Medium-Term Note,
                  Series D